UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2012

CEMPRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35405	26-264445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

6340 Quadrangle Drive, Suite 200, Chapel Hill, NC		27517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (919) 313-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a PowerPoint presentation that Cempra, Inc. will present at the Global Technology Community 9th Anti-Infectives Partnering and Deal-Making Conference of the 2nd Infectious Diseases World Summit on Tuesday, July 10, 2012.

The information furnished in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Slide presentation of July 10, 2012, to be presented at the Global Technology Community 9th Anti-Infectives Partnering and Deal-Making Conference of the 2nd Infectious Diseases World Summit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMPRA, INC.

Date: July 10, 2012	/s/ Mark W. Hahn
Mark W. Hahn, Chief Financial Officer